UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 20, 2007

Memry Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15971	06-1084424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Berkshire Boulevard, Bethel, Connecticut		06801
(Address of principal executive offices)		(Zip Code)

(203) 739-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 20, 2007, Memry Corporation (“Memry”) announced its preliminary revenues for the fiscal quarter and fiscal year ended June 30, 2007 and certain preliminary balance sheet data by issuing a press release. Additionally, the press release announced that Memry would be presenting at the Noble Financial Conference on August 20, 2007, in Charleston, S.C. The full text of the press release issued in connection with the announcement and the slide presentations that will be made at the Noble conference are attached as Exhibits Nos. 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The press release and the slide presentations contain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Memry’s control which may cause actual results, performance or achievements of Memry to be materially different from the results, performance or other expectations implied by the forward-looking statements. These factors include but are not limited to those detailed in Memry’s most recent Form 10-K and other periodic filings with the Securities and Exchange Commission.

The slide presentations attached hereto as Exhibit 99.2, and incorporated herein by reference, will be presented at the Noble Financial Conference on August 20, 2007, in Charleston, S.C., and may be used by Memry Corporation in various other presentations to investors. The slide presentations are furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 7.01	Regulation FD Disclosure.

The slide presentations attached hereto as Exhibit 99.2, and incorporated herein by reference, will be presented at the Noble Financial Conference on August 20, 2007, in Charleston, S.C., and may be used by Memry Corporation in various other presentations to investors. The slide presentations are furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated August 20, 2007, issued by Memry Corporation.
99.2
Slide presentations to be presented at the Noble Financial Conference on August 20, 2007 in Charleston, S.C. The slide presentations are furnished and not filed pursuant to instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMRY CORPORATION

Date: August 20, 2007	By:	/s/ Robert P. Belcher
Robert P. Belcher
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 20, 2007, issued by Memry Corporation.
99.2
Slide presentations to be presented at the Noble Financial Conference on August 20, 2007, in Charleston, S.C. The slide presentations are furnished and not filed pursuant to instruction B.2 of Form 8-K.